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                                                                Exhibit 10.27(A)

                              EMPLOYMENT AGREEMENT



         THIS AGREEMENT is made and entered into effective as of June 12, 1998, by and between BridgeStreet Accommodations, Inc., a Delaware corporation ("BridgeStreet"), and John E. Danneberg, of Florham Park, New Jersey (the "Executive").

         In consideration of the mutual promises, terms, provisions and conditions set forth in this Agreement, the parties hereby agree as follows:

         1. Employment. Subject to the terms and conditions set forth in this Agreement, BridgeStreet hereby offers and the Executive hereby accepts employment.

         2. Term. Subject to earlier termination as hereafter provided, the Executive's employment hereunder shall be for a three (3) year term beginning as of the date hereof. The term of this Agreement, as from time to time extended or renewed, is hereafter referred to as "the term of this Agreement" or "the term hereof."

         3. Capacity and Performance.

                  (a) During the term hereof, the Executive shall serve as the Chief Executive Officer and President of BridgeStreet. In addition, and without further compensation, the Executive shall serve as a director and/or officer of BridgeStreet and/or one or more of BridgeStreet's Affiliates if so elected or appointed from time to time.

                  (b) During the term hereof, the Executive shall be employed by BridgeStreet on a full-time basis. The Executive shall have all powers and duties consistent with his position, subject to the direction and control of BridgeStreet's Board of Directors (the "Board"), and shall perform such other duties and responsibilities on behalf of BridgeStreet and its Affiliates as may reasonably be designated from time to time by the Board.

                  (c) During the term hereof, the Executive shall devote his full business time and his best efforts, business judgment, skill and knowledge exclusively to the advancement of the business and interests of BridgeStreet and its Affiliates and to the discharge of his duties and responsibilities hereunder. During the term hereof, the Executive shall not engage in any other business activity or serve in any industry, trade, professional, governmental or academic position which could materially conflict with the performance of the Executive's duties and responsibilities during the term of this Agreement.

         4. Compensation and Benefits. As compensation for all services performed by the Executive under and during the term hereof and subject to performance of the Executive's duties and of the obligations of the Executive, pursuant to this Agreement or otherwise:


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                  (a) Base Salary. During the term hereof, BridgeStreet shall pay the Executive a base salary of two hundred thousand dollars ($200,000) during the first year of the term hereof, two hundred fourteen thousand dollars ($214,000) during the second year of the term hereof and two hundred twenty-nine thousand dollars ($229,000) during the third year of the term hereof, payable in accordance with the payroll practices of BridgeStreet for its executives and subject to increase from time to time by the Board or a compensation committee of the Board, in its sole discretion. Such base salary, as from time to time increased, is hereafter referred to as the "Base Salary".

                  (b) Stock Options. The Executive shall receive stock options in accordance with the Stock Option Agreements attached hereto as EXHIBIT A and executed simultaneously with the execution and delivery of this Agreement.

                  (c) Other Benefits. During the term hereof and subject to any contribution therefor generally required of employees of BridgeStreet, the Executive shall be entitled to receive long-term disability and medical insurance coverage and to participate in any and all employee benefit plans (other than cash bonus plans) from time to time in effect for employees of BridgeStreet generally, except to the extent such plans are in a category of benefit otherwise provided to the Executive. Such participation shall be subject to (i) the terms of the applicable plan documents, and (ii) the discretion of the Board or any administrative or other committee provided for in or contemplated by such plan. BridgeStreet may alter, modify, add to or delete its employee benefit plans at any time as it, in its sole judgment, determines to be appropriate, without recourse by the Executive.

                  (d) Business Expenses. BridgeStreet shall pay or reimburse the Executive for all reasonable and necessary business expenses incurred or paid by the Executive in the performance of his duties and responsibilities hereunder, subject to any maximum annual limit and other restrictions on such expenses set by the Board and to such reasonable substantiation and documentation as may be specified by BridgeStreet from time to time.

                  (e) Travel Expenses. BridgeStreet shall pay or reimburse the Executive for all reasonable expenses incurred or paid by the Executive and his spouse for a period of twelve (12) months after the execution of this Agreement with respect to traveling to and from BridgeStreet's corporate headquarters and Executive's primary residences, including: (i) the cost of airfare to the Cleveland area; (ii) all ground transportation costs including taxicabs and automobile rental; (iii) all lodging expenses; and (iv) any other reasonable transportation expenses.

                  (f) Life Insurance. BridgeStreet shall pay the premiums on a term life insurance policy covering the Executive. The death proceeds shall not be less than $200,000, and the Executive shall designate in his sole and absolute discretion the beneficiary or beneficiaries of the policy. If the Executive does not designate a beneficiary, the proceeds will be payable to his estate. Executive knows of no reason why such insurance shall not be obtainable at standard premium rates.


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                  (g) Disability Policy. BridgeStreet shall pay the premiums on a disability policy for the benefit of the Executive. The policy will provide benefit payments calculated on an annual basis which on an after tax basis will equal $120,000 per annum. In determining the after tax basis, the maximum federal and applicable state income tax rates shall be used.

5. Termination of Employment. Notwithstanding the provisions of Section 2 hereof, the Executive's employment hereunder shall terminate prior to the expiration of the term under the following circumstances:

                  (a) Death. In the event of the Executive's death during the term hereof, the Executive's employment hereunder shall immediately and automatically terminate. In that event, BridgeStreet shall pay to the Executive's designated beneficiary or, if no beneficiary has been designated by the Executive, to his estate, any earned and unpaid Base Salary, prorated through the date of his death.

                  (b) Disability.

                                 (i) BridgeStreet may terminate the Executive's
                           employment hereunder, upon notice to the Executive, in the event that the Executive becomes disabled through any illness, injury, accident or condition of either a physical or psychological nature and, as a result, is unable to perform substantially all of his duties and responsibilities hereunder for one hundred twenty (120) consecutive days or for an aggregate of one hundred eighty (180) days during any period of three hundred sixty-five (365) consecutive calendar days.

                                (ii) The Board may designate another executive
                           to act in the Executive's place during any period of the Executive's disability. Notwithstanding any such designation, the Executive shall continue to receive the Base Salary in accordance with Section 4(a) and benefits in accordance with Section 4(c), to the extent permitted by the then-current terms of the applicable benefit plans, until the Executive becomes eligible for disability income benefits under the disability policy.

                               (iii) While receiving disability income payments
                           under BridgeStreet's disability income plan, if any, the Executive shall not be entitled to receive any Base Salary under Section 4(a) hereof, but shall continue to participate in BridgeStreet benefit plans in accordance with Section 4(c) and the terms of such plans, to the extent permitted by such plans, until the termination of his employment.

                                (iv) If any question shall arise as to whether
                           during any period the Executive is disabled through any illness, injury, accident or condition of either a physical or psychological nature so as to be unable to perform substantially all of his duties and responsibilities hereunder, the Executive


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                           may, and at the request of BridgeStreet shall, submit
                           to a medical examination by a physician selected by BridgeStreet to whom the Executive or his duly appointed guardian, if any, has no reasonable objection to determine whether the Executive is so disabled. If the Executive does not agree with the determination of the physician, the Executive may submit to a medical examination by a second physician selected by the Executive to whom BridgeStreet has no reasonable objection to determine whether the Executive is so disabled. If the two physicians selected agree as to whether the Executive is disabled, such determination shall for the purposes of this Agreement be conclusive of the issue. If the two physicians selected do not agree as to whether the Executive is disabled, then those two are to select a third physician to examine the Executive and to issue a report containing an opinion as to whether the Executive is disabled. If these two physicians cannot agree upon the selection of the third physician, that physician shall be selected by the president of the local medical society in the community where the Executive resides. BridgeStreet and the Executive shall be bound by the opinion of the two physicians, or if the two physicians cannot agree, by the opinion of the third physician. If such question shall arise and the Executive shall fail to submit to such medical examination, BridgeStreet's determination of the issue shall be binding on the Executive.

                  (c) By BridgeStreet for Cause. BridgeStreet may terminate the Executive's employment hereunder for Cause at any time upon written notice to the Executive setting forth the specific facts and circumstances constituting Cause and the specific actions required to cure. The following, as determined by the Board in its reasonable judgment, shall constitute Cause for termination:

                                 (i) The Executive's repeated failure to perform
                           (other than by reason of disability), or gross negligence in the performance of, his material duties and responsibilities hereunder and the continuance of such failure or negligence for a period of thirty
                           (30) days after written notice is received by the Executive;

                                (ii) Material breach by the Executive of any
                           provision of this Agreement or any other written agreement between the Executive and BridgeStreet or any of its Affiliates for a period of thirty (30) days after written notice is received by the Executive;

                               (iii) Other conduct whereby the Executive is
                           convicted of (a) a felony or (b) a misdemeanor, other than a traffic violation, which involves moral turpitude and which, in the reasonable judgment of the Board, reflects adversely on the reputation of BridgeStreet.



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                  Upon the giving of notice of termination of the Executive's employment hereunder for Cause, BridgeStreet shall not have any further obligation or liability to the Executive, other than for Base Salary earned and unpaid at the date of termination.

                  (d) By Executive for Cause. The Executive may terminate his employment hereunder for Cause at any time upon written notice to BridgeStreet setting forth the specific facts and circumstances constituting Cause and the specific actions required to cure. For this purpose, Cause shall mean a material breach by BridgeStreet of any provision of this Agreement or any other written agreement between Executive and BridgeStreet for a period of thirty (30) days after written notice is received by BridgeStreet.

         6. Effect of Termination. The provisions of this Section 6 shall apply to termination due to the expiration of the term, pursuant to Section 5 or otherwise.

                  (a) Except as otherwise provided in paragraph (d), payment by BridgeStreet of any Base Salary and contributions to the cost of the Executive's continued participation in BridgeStreet's group health and dental plans, if any, that are due the Executive in each case under the applicable termination provision of Section 5 shall constitute the entire obligation of BridgeStreet to the Executive.

                  (b) Except as otherwise provided in paragraph (d), benefits shall terminate pursuant to the terms of the applicable benefit plans based on the date of termination of the Executive's employment without regard to any continuation of Base Salary or other payment to the Executive following such date of termination.

                  (c) Except as otherwise provided in paragraph (d), provisions of this Agreement shall survive any termination if so provided herein or if necessary or desirable fully to accomplish the purposes of such provisions, including without limitation the obligations of the Executive under Sections 7 and 8 hereof. The Executive recognizes that no compensation is earned after termination of employment except as provided in paragraph (d).

                  (d) In the event the Executive's employment by BridgeStreet is terminated by BridgeStreet notwithstanding the terms of this Agreement, or Executive terminates this Agreement for Cause:

                        (i) BridgeStreet shall continue to pay to the Executive
                  his Base Salary as of the date of termination for the term of this Agreement or twelve months, whichever is longer. The Executive shall have no obligation to mitigate and shall receive his Base Salary without any reduction for other amounts earned by the Executive during the post-termination period.

                       (ii) BridgeStreet shall continue to provide Executive
                  with the medical insurance coverage contemplated by Section 4(c) for the term of this Agreement or twelve months, whichever is longer.



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         7. Confidential Information.

                  (a) The Executive acknowledges that BridgeStreet and its Affiliates will continually develop Confidential Information, that the Executive may develop Confidential Information for BridgeStreet or its Affiliates and that the Executive may learn of Confidential Information. The Executive agrees that, except as required for the proper performance of his duties for BridgeStreet, he will not, directly or indirectly, use or disclose any Confidential Information, as defined below. The Executive understands and agrees that this restriction will continue to apply after his employment terminates, regardless of the reason for termination.

                  (b) The Executive agrees that all Confidential Information which he creates or to which he has access as a result of his employment or the rendering of other services to BridgeStreet is and shall remain the sole and exclusive property of BridgeStreet. Except as required for the proper performance of his duties, the Executive will not copy any documents, tapes or other media containing Confidential Information ("Documents") or remove any Documents, or copies, from BridgeStreet's premises. The Executive will return to BridgeStreet immediately after his employment terminates, and at such other times as may be specified by BridgeStreet, all Documents and copies and all other property of BridgeStreet then in his possession or control.

         8. Restricted Activities. The Executive agrees that some restrictions on his activities during and after his employment are necessary to protect the goodwill, Confidential Information and other legitimate interests of BridgeStreet and its Affiliates:

                  (a) The Executive agrees that, during the term hereof and for a period of two (2) years immediately following termination of his employment (the "Non-Competition Period"), he will not, directly or indirectly, whether as an owner, partner, investor, consultant, employee or otherwise, provide services to or engage in, or undertake any planning to engage in, any business engaged in the extended stay lodgings business without the prior written consent of BridgeStreet, it being understood that hotels, as such, are not included within such prohibition.

                  (b) The Executive agrees that, during the term hereof, he will not undertake any outside activity, whether or not competitive with the business of BridgeStreet or any of its Affiliates, that could reasonably give rise to a conflict of interest or otherwise interfere with his duties and obligations to BridgeStreet or any of its Affiliates.

                  (c) The Executive further agrees that during the term hereof and during the Non-Competition Period, the Executive will not, and will not assist anyone else to, (i) hire any employee of BridgeStreet or any of its Affiliates or seek to persuade any employee of BridgeStreet or any of its Affiliates to discontinue employment, (ii) solicit or encourage any customer or vendor of or lessor to BridgeStreet or any of its Affiliates to terminate or diminish its relationship with BridgeStreet or any of its Affiliates, (iii) seek to persuade any customer or prospective customer of BridgeStreet or any of its Affiliates


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         to conduct with anyone else any business or activity that such customer or prospective customer conducts or could conduct with BridgeStreet or any of its Affiliates, or (iv) call upon any prospective acquisition candidates on the Executive's own behalf or on behalf of any third party, which candidate was either called upon by the Executive or for which the Executive made or had access to an acquisition analysis for BridgeStreet.

         9. Enforcement of Covenants. The Executive acknowledges that he has carefully read and considered all the terms and conditions of this Agreement, including the restraints imposed upon him pursuant to Sections 7 and 8 hereof. The Executive agrees that said restraints are necessary for the reasonable and proper protection of BridgeStreet and its Affiliates and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area. The Executive further agrees that all goodwill of BridgeStreet and its Affiliates is their exclusive property. The Executive further acknowledges and agrees that, were he to breach any of the covenants contained in Sections 7 or 8 hereof, the damage would be irreparable. The Executive therefore agrees that BridgeStreet or any of its Affiliates, as the case may be, in addition to any other remedies available to it, shall be entitled to preliminary and permanent injunctive relief against any breach or threatened breach by the Executive of any of said covenants, without having to post bond. The parties further agree that, in the event that any provision of Sections 7 or 8 hereof shall be determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area or too great a range of activities, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.

         10. Conflicting Agreements. The Executive and BridgeStreet hereby respectively represent and warrant that the execution of this Agreement and the performance of the obligations hereunder will not breach or be in conflict with any other agreement to which they are a party or are bound and that they are not subject to any covenants against competition or similar covenants that would affect the performance of their obligations hereunder. The Executive will not disclose to or use any proprietary information of a third party without such party's consent.

         11. Definitions. Words or phrases which are initially capitalized or are within quotation marks shall have the meanings provided in this Section 12 and as provided elsewhere herein. For purposes of this Agreement, the following definitions apply:

                  (a) "Affiliates" means all persons and entities directly or indirectly controlling, controlled by or under common control with BridgeStreet, where control may be by either management authority or equity interest.

                  (b) "Confidential Information" means any and all information of BridgeStreet or of its Affiliates that is not generally known by others with whom BridgeStreet or any of its Affiliates does, or plans to, compete or do business, including but not limited to (i) BridgeStreet's or any of its Affiliates' products and services, technical data, methods and processes, (ii) BridgeStreet's or any of its Affiliates' marketing activities and strategic plans, (iii) BridgeStreet's or any of its Affiliates' costs and sources of supply,
         (iv) the


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         identity and special needs of BridgeStreet's or any of its Affiliates'
         customers and prospective customers, vendors and prospective vendors, and acquisition candidates and (v) the people and organizations with whom BridgeStreet or any of its Affiliates has business relationships and those relationships. Confidential Information also includes such information that BridgeStreet or any of its Affiliates may receive or has received belonging to customers or others who do business with BridgeStreet or any of its Affiliates. Notwithstanding anything herein to the contrary, Confidential Information does not include any information which is now generally publicly known or which subsequently becomes generally publicly known other than as a direct or indirect result of the breach of this Agreement by the Executive or any information which BridgeStreet does not treat as Confidential Information.

                  (c) "Person" means an individual, a corporation, an association, a partnership, an estate, a trust and any other entity or organization, other than BridgeStreet or any of its Affiliates.

         12. Withholding. All payments made under this Agreement shall be reduced by any tax or other amounts required to be withheld under applicable law.

         13. Assignment. Neither BridgeStreet nor the Executive may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other; provided, however, that BridgeStreet may assign its rights and obligations under this Agreement with the consent of the Executive in the event that BridgeStreet shall hereafter effect a reorganization, consolidate with, or merge into, any other Person or transfer all or substantially all of its properties or assets to any other Person ("Change of Control"). If the Executive does not consent, he shall resign upon such Change of Control and such resignation shall be treated as a termination by the Executive for Cause for the purposes of this Agreement. This Agreement shall inure to the benefit of and be binding upon BridgeStreet and the Executive, their respective successors, executors, administrators, heirs and permitted assigns.

         14. Severability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         15. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

         16. Notices. Any and all notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be effective when delivered in



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person or deposited in the United States mail, postage prepaid, registered or certified, and addressed to the Executive at his last known address on the books of BridgeStreet or, in the case of BridgeStreet, at BridgeStreet's principal place of business, attention of Chairman of the Board, or to such other address as either party may specify by notice to the other actually received.

         17. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior communications, agreements and understandings, written or oral, with respect to the terms and conditions of the Executive's employment.

         18. Amendment. This Agreement may be amended or modified only by a written instrument signed by the Executive and by an expressly authorized representative of BridgeStreet.

         19. Headings. The headings and captions in this Agreement are for convenience only and in no way define or describe the scope or content of any provision of this Agreement.

         20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         21. Governing Law. This Agreement shall be construed and enforced under and be governed in all respects by the laws of the State of Delaware, without regard to the conflict of laws principles thereof. Each party hereby agrees to submit himself or itself to the jurisdiction and venue of the courts of the State of Delaware for purposes of any suit, action, or other proceeding arising out of this Agreement and to the subject matter of the same, and hereby waives, and agrees not to assert, as a defense in any such suit, action, or proceeding that he or it is not subject to such jurisdiction, or that such suit, action or proceeding may not be brought or is not maintainable in such courts, or that any suit, action, or proceeding brought in any other court is not transferable to any such Delaware court.

         IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the Executive and BridgeStreet, by its duly authorized representative, as of the date first above written.

EXECUTIVE:                                 BRIDGESTREET ACCOMMODATIONS, INC.

/s/ John E. Danneberg                         /s/ Paul M. Verrochi
____________________________               By___________________________________
John E. Danneberg                             Name:   Paul M. Verrochi
                                              Title:     Chairman of the Board



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                                  EXHIBIT A

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT between BridgeStreet Accommodations, Inc., a Delaware corporation (the "Company"), and John E. Danneberg (the "Grantee") dated effective as of June 12, 1998 (the "Date of Grant").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto act and agree as follows:

Section 1. The Plan

         This Agreement is subject in every respect to the terms of the Company's 1997 Equity Incentive Plan, as amended (the "Plan"), a copy of which is attached hereto as Exhibit A and is incorporated herein in its entirety by this reference. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

Section 2. Grant of Option

         The Company hereby grants to the Grantee, as of the Date of Grant, an option (the "Option") to purchase up to two hundred thousand (200,000) shares of Common Stock, par value $.01 per share, of the Company (the "Option Shares") at a price per share of $7.50, both the price and the number of shares being subject to adjustment only as provided in the Plan.

Section 3. Terms of Option

         Subject to such further limitations as are provided herein, the Option shall become exercisable as follows:

                  (i) 125,000 of the Option Shares shall be exercisable from and after the date hereof;

                  (ii) 37,500 of the Option Shares shall be exercisable on or after the first anniversary of the Date of Grant; and

                  (iii) 37,500 of the Option Shares shall be exercisable on or after the second anniversary of the Date of Grant.

Section 4. Termination of the Option

         The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the close of business on the day that is ten (10) years from the Date of Grant (the "Option Term").


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Section 5. Cessation of Grantee's Employment

         (a) If the Grantee ceases to be employed by the Company either by reason of his or her death or by reason of termination by Grantee without Cause during the Option Term, the Option shall be exercisable, to the extent the Option was exercisable at the time of the Grantee's death or termination, as the case may be, either by the Grantee's executor or administrator or, if not so exercised, by the legatees or distributees of the Grantee's estate, in the event of death, in all events only during the one (1) year period immediately following the Grantee's death or termination, as the case may be, after which time the Option shall terminate.

         (b) If the Grantee ceases to be employed by the Company by reason of a Change of Control, by termination by the Company without Cause, or by termination by Grantee for Cause, the Option shall become immediately exercisable as to all remaining Option Shares by the Grantee only during the one
(1) year period immediately following such cessation or termination, as the case may be, after which time the Option shall terminate.

         (c) Notwithstanding any other provisions set forth herein or in the Plan, in no event shall the Option be exercised after the expiration of the Option Term.

         (d) Notwithstanding any other provisions set forth herein or in the Plan, the Option shall terminate automatically and without notice to the Grantee on the date the Grantee's employment is terminated for "Cause."

         (e) For the purposes hereof:

                  (i) "Cause" shall mean cause as defined in the Employment Agreement dated June 12, 1998, between the Company and the Grantee, except for a termination by the Executive for Cause pursuant to Section 13 thereof; and

                  (ii) "Change of Control" shall mean a merger, consolidation, tender offer, sale of all or substantially all of the Company's assets or a comparable transaction in which the holders of the Company's outstanding voting securities (including other securities convertible or exercisable therefor) as of immediately prior to such transaction do not hold immediately following such transaction securities of the surviving or acquiring entity (or the direct or indirect parent of such entity) entitled to cast a majority of the votes entitled to be cast for the election of Directors.

Section 6. Exercise of Option

         (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving written notice of election to the Company, attention: Treasurer. Such notice shall specify the number of Option Shares as to which the Option is to be exercised.



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


         (b) At the time the Option is exercised, the Grantee shall make full payment for the Option Shares purchased, in cash, certified check or bank cashier's check, or through the surrender of shares of Common Stock at their fair market value on the date of exercise or a note pursuant to a cashless exercise program that the Company shall adopt. The Grantor also shall pay to the Company or make provision satisfactory to the Company for the payment of any taxes required by law to be withheld by the Company at the time of the exercise of the Option or the sale of the Option Shares acquired upon such exercise.

         (c) In the event exercise of the Option shall require the Company to issue a fractional share of Common Stock of the Company, such fraction shall be disregarded and the purchase price payable in connection with such exercise shall be appropriately reduced. Any such fractional share shall be carried forward and added to any shares covered by future exercise(s) of the Option.

         (d) Notwithstanding anything to the contrary contained herein, the Option shall not be exercisable unless either: (a) a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the Option Shares shall have become, and continues to be, effective; (b) the Grantee
(i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of exercising the Option, that he or she is acquiring the Option Shares for his or her own account, for investment and not with a view to or in connection with any distribution, (ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company, and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the Option Shares; or (c) the Grantee shall have complied with any other applicable exemption requirement to registration under the Act. The Company shall use its best efforts to ensure that a registration statement has become and continues to be effective with respect to the offer and sale of the Option Shares to the Grantee.

Section 7. No Rights of a Shareholder

         Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any Option Shares, in whole or in part, prior to the date of exercise of the Option.

Section 8. Nontransferability of Option

         During the Grantee's lifetime, unless otherwise allowed by the Board of Directors of the Company pursuant to Section 6.3 of the Plan, the Option shall be exercisable only by the Grantee, and the Option shall not in any event be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution.

Section 9. Employment not Affected

         Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to his or her continued employment by the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company to terminate at will the Grantee's employment at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company.

Section 10. Amendment of Option

         The Option may be amended or modified at any time by the Company; provided, however, that the Grantee's consent to such amendment or modification shall be required unless the Board of Directors or the Compensation Committee of the Company determines that the amendment or modification, taking into account any related action, would not materially and adversely affect the Grantee.

Section 11. Notice

         (a) Any notices required or permitted hereunder shall be addressed to the Company at 30670 Bainbridge Road, Solon, Ohio 44139, Attention: Treasurer, or to the Grantee at the most current address of the Grantee appearing in the records of the Company, as the case may be.

         (b) Either the Company or the Grantee may, by notice to the other given in the manner provided in Section 11(a), change his, her or its address for future notice.

Section 12. Governing Law

         The validity, construction, interpretation and effect of this instrument shall be governed by and determined in accordance with the law of the State of Delaware, without regard to conflicts of law principles.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunder duly authorized and the Grantee has hereunto set his hand all as of the 12th day of June, 1998.

                                          BRIDGESTREET ACCOMMODATIONS, INC.


                                          By_______________________________
                                            Its

                                          ACCEPTED:


                                          ___________________________________
                                          _____________________________, Grantee

                                                                Exhibit 10.27(B)

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT between BridgeStreet Accommodations, Inc., a Delaware corporation (the "Company"), and John E. Danneberg (the "Grantee") dated effective as of June 12, 1998 (the "Date of Grant").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto act and agree as follows:

Section 1. The Plan

         The option granted pursuant to this Agreement is not granted pursuant to the Company's 1997 Equity Incentive Plan, as amended (the "Plan"). This Agreement shall nevertheless be subject to the terms of the Plan, a copy of which is attached hereto as Exhibit A and is incorporated herein in its entirety by this reference, except to the extent this Agreement and the Plan are in conflict, in which case this Agreement shall control. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

Section 2. Grant of Option

         The Company hereby grants to the Grantee, as of the Date of Grant, an option (the "Option") to purchase up to one hundred seventy-five thousand (175,000) shares of Common Stock, par value $.01 per share, of the Company (the "Option Shares") at a price per share of $7.50, both the price and the number of shares being subject to adjustment only as provided in the Plan.

Section 3. Terms of Option

         Subject to such further limitations as are provided herein, the Option shall become exercisable as follows:

                  (i) 87,500 of the Option Shares shall be exercisable on or after the first anniversary of the Date of Grant;

                  (ii) 87,500 of the Option Shares shall be exercisable on or after the second anniversary of the Date of Grant.

         The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the close of business on the day that is ten (10) years from the Date of Grant (the "Option Term").

Section 5. Cessation of Grantee's Employment

         (a) If the Grantee ceases to be employed by the Company either by reason of his or her death or by reason of termination by Grantee without Cause during the Option Term, the Option shall be exercisable, to the extent the Option was exercisable at the time of the

Grantee's death or termination, as the case may be, either by the Grantee, in the event of termination, or by the Grantee's executor or administrator or, if not so exercised, by the legatees or distributees of the Grantee's estate, in the event of death, in all events only during the one (1) year period immediately following the Grantee's death or termination, as the case may be, after which time the Option shall terminate.

         (b) If the Grantee ceases to be employed by the Company by reason of a Change of Control, by termination by the Company without Cause, or by termination by Grantee for Cause, the Option shall become immediately exercisable as to all remaining Option Shares by the Grantee only during the one
(1) year period immediately following such cessation or termination, as the case may be, after which time the Option shall terminate.

         (c) Notwithstanding any other provisions set forth herein or in the Plan, in no event shall the Option be exercised after the expiration of the Option Term.

         (d) Notwithstanding any other provisions set forth herein or in the Plan, the Option shall terminate automatically and without notice to the Grantee on the date the Grantee's employment is terminated for "Cause."

         (e) For the purposes hereof:

                  (i) "Cause" shall mean cause as defined in the Employment Agreement dated June 12, 1998, between the Company and the Grantee, except for a termination by the Executive for Cause pursuant to Section 13 thereof; and

                  (ii) "Change of Control" shall mean a merger, consolidation, tender offer, sale of all or substantially all of the Company's assets or a comparable transaction in which the holders of the Company's outstanding voting securities (including other securities convertible or exercisable therefor) as of immediately prior to such transaction do not hold immediately following such transaction securities of the surviving or acquiring entity (or the direct or indirect parent of such entity) entitled to cast a majority of the votes entitled to be cast for the election of Directors.

Section 6. Exercise of Option

         (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving written notice of election to the Company, attention: Treasurer. Such notice shall specify the number of Option Shares as to which the Option is to be exercised.

         (b) At the time the Option is exercised, the Grantee shall make full payment for the Option Shares purchased, in cash, certified check or bank cashier's check, or through the surrender of shares of Common Stock at their fair market value on the date of exercise or a note pursuant to a cashless exercise program that the Company shall adopt. The Grantor also shall pay to the Company or make provision satisfactory to the Company for the payment of any taxes required by law to be withheld by the Company at the time of the exercise of the Option or the sale of the Option Shares acquired upon such exercise.

         (c) In the event exercise of the Option shall require the Company to issue a fractional share of Common Stock of the Company, such fraction shall be disregarded and the purchase price payable in connection with such exercise shall be appropriately reduced. Any such fractional share shall be carried forward and added to any shares covered by future exercise(s) of the Option.

         (d) Notwithstanding anything to the contrary contained herein, the Option shall not be exercisable unless either: (a) a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the Option Shares shall have become, and continues to be, effective; (b) the Grantee
(i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of exercising the Option, that he or she is acquiring the Option Shares for his or her own account, for investment and not with a view to or in connection with any distribution, (ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company, and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the Option Shares; or (c) the Grantee shall have complied with any other applicable exemption requirement to registration under the Act. The Company shall use its best efforts to ensure that a registration statement has become and continues to be effective with respect to the offer and sale of the Option Shares to the Grantee.

Section 7. No Rights of a Shareholder

         Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any Option Shares, in whole or in part, prior to the date of exercise of the Option.

Section 8. Nontransferability of Option

         During the Grantee's lifetime, unless otherwise allowed by the Board of Directors of the Company pursuant to Section 6.3 of the Plan, the Option shall be exercisable only by the Grantee, and the Option shall not in any event be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution.

Section 9. Employment not Affected

         Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to his or her continued employment by the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company to terminate at will the Grantee's employment at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company.

Section 10. Amendment of Option

         The Option may be amended or modified at any time by the Company; provided, however, that the Grantee's consent to such amendment or modification shall be required unless the Board of Directors or the Compensation Committee of the Company determines that the amendment or modification, taking into account any related action, would not materially and adversely affect the Grantee.

Section 11. Notice

         (a) Any notices required or permitted hereunder shall be addressed to the Company at 30670 Bainbridge Road, Solon, Ohio 44139, Attention: Treasurer, or to the Grantee at the most current address of the Grantee appearing in the records of the Company, as the case may be.

         (b) Either the Company or the Grantee may, by notice to the other given in the manner provided in Section 11(a), change his, her or its address for future notice.

Section 12. Governing Law

         The validity, construction, interpretation and effect of this instrument shall be governed by and determined in accordance with the law of the State of Delaware, without regard to conflicts of law principles.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunder duly authorized and the Grantee has hereunto set his hand all as of the 12th day of June, 1998.

                                    BRIDGESTREET ACCOMMODATIONS, INC.


                                    By /s/ Paul M. Verrochi
                                       -------------------------------
                                      Its Chairman of the Board

                                    ACCEPTED:


                                            /s/ John Danneberg
                                    ----------------------------------
                                        John E. Danneberg, Grantee
                                     ---------------------------------

                                                              Exhibit 10.27 (c)

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT between BridgeStreet Accommodations, Inc., a Delaware corporation (the "Company"), and John E. Danneberg (the "Grantee") dated effective as of June 12, 1998 (the "Date of Grant").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto act and agree as follows:

Section 1. The Plan

         The option granted pursuant to this Agreement is not granted pursuant to the Company's 1997 Equity Incentive Plan, as amended (the "Plan"). This Agreement shall nevertheless be subject to the terms of the Plan, a copy of which is attached hereto as Exhibit A and is incorporated herein in its entirety by this reference, except to the extent this Agreement and the Plan are in conflict, in which case this Agreement shall control. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

Section 2. Grant of Option

         The Company hereby grants to the Grantee, as of the Date of Grant, an option (the "Option") to purchase up to one hundred twenty-five thousand (125,000) shares of Common Stock, par value $.01 per share, of the Company (the "Option Shares") at a price per share of $7.50, both the price and the number of shares being subject to adjustment only as provided in the Plan.

Section 3. Terms of Option

         (a) Subject to such further limitations as are provided herein, the Option shall become exercisable in full on the eighth anniversary of the Date of Grant.

         (b) The right to exercise the Option as to one-third (ignoring fractional shares) of the total number of Option Shares shall be accelerated, and the Option shall be exercisable as to such number of Option Shares, from and after the first date the Average Closing Price is at least twice the Base Price.

         (c) The right to exercise the Option as to an additional one-third (ignoring fractional shares) of the total number of Option Shares shall be accelerated, and the Option shall be exercisable as to such number of Option Shares from and after the first date the Average Closing Price is at least three times the Base Price.

         (d) The right to exercise the Option as to the remaining Option Shares shall be accelerated, and the Option shall be exercisable in full, from and after the first date the Average Closing Price is at least four times the Base Price.

         (e)  For purposes hereof:

               (i) "Average Closing Price" shall mean the average closing price of a share of Common Stock for ten (10) consecutive trading days on the principal national securities exchange (including the Nasdaq National Market) on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange (including the Nasdaq National Market), the average of the bid and asked prices during such ten-day period in the over-the-counter market as furnished by Nasdaq; provided, however, as of immediately prior to the consummation of any Change of Control of the Company the Average Closing Price shall be deemed to be the price at which the Common Stock is valued in such Change of Control and provided, further, the Average Closing Price shall be appropriately adjusted in the event of any stock split, stock dividend or similar transaction occurring during the period when the Average Closing Price is being determined;

                  (ii) "Cause" shall mean "cause" as defined in the Employment Agreement dated June 12, 1998, between the Company and the Grantee, except for a termination by the Executive for Cause pursuant to Section 13 thereof.

                  (iii) "Change of Control" shall mean a merger, consolidation, tender offer, sale of all or substantially all of the Company's assets or comparable transaction in which the holders of the Company's outstanding voting securities (including other securities convertible or exercisable therefor) as of immediately prior to such transaction do not hold immediately following such transaction securities of the surviving or acquiring entity (or the direct or indirect parent of such entity) entitled to cast a majority of the votes entitled to be cast for the election of Directors; and

                  (iv) "Common Stock" shall mean the Company's presently authorized Common Stock and any stock into or for which such Common Stock may hereafter be converted or exchanged.

                  (v) "Base Price" shall mean $4 7/8.

Section 4. Termination of the Option

         The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the close of business on the day that is ten (10) years from the Date of Grant (the "Option Term").

Section 5. Cessation of Grantee's Employment

         (a) If the Grantee ceases to be employed by the Company either by reason of his or her death or by reason of termination by Grantee without Cause during the Option Term, the

Option shall be exercisable, to the extent the Option was exercisable at the time of the Grantee's death or termination, as the case may be, either by the Grantee, in the event of termination, or by the Grantee's executor or administrator or, if not so exercised, by the legatees or distributees of the Grantee's estate, in the event of death, in all events only during the one (1) year period immediately following the Grantee's death or termination, as the case may be, after which time the Option shall terminate.

         (b) If the Grantee ceases to be employed by the Company by reason of a termination by the Company without Cause or by termination by Grantee for Cause, the Option shall become immediately exercisable as to all remaining Option Shares by the Grantee only during the one (1) year period immediately following such cessation or termination, as the case may be, after which time the Option shall terminate.

         (c) If there is a Change of Control, the Chairman of the Company shall request that the Board of Directors approve that the Option shall become immediately exercisable as to all remaining Option Shares by the Grantee only during the one (1) year period immediately following such Change of Control, after which time the Option shall terminate.

         (d) Notwithstanding any other provisions set forth herein or in the Plan, in no event shall the Option be exercised after the expiration of the Option Term.

         (e) Notwithstanding any other provisions set forth herein or in the Plan, the Option shall terminate automatically and without notice to the Grantee on the date the Grantee's employment is terminated for Cause.

Section 6. Exercise of Option

         (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving written notice of election to the Company, attention: Treasurer. Such notice shall specify the number of Option Shares as to which the Option is to be exercised.

         (b) At the time the Option is exercised, the Grantee shall make full payment for the Option Shares purchased, in cash, certified check or bank cashier's check, or through the surrender of shares of Common Stock at their fair market value on the date of exercise or a note pursuant to any cashless exercise program that the Company shall adopt. The Grantor also shall pay to the Company or make provision satisfactory to the Company for the payment of any taxes required by law to be withheld by the Company at the time of the exercise of the Option or the sale of the Option Shares acquired upon such exercise.

         (c) In the event exercise of the Option shall require the Company to issue a fractional share of Common Stock of the Company, such fraction shall be disregarded and the purchase price payable in connection with such exercise shall be appropriately reduced. Any such fractional share shall be carried forward and added to any shares covered by future exercise(s) of the Option.

         (d) Notwithstanding anything to the contrary contained herein, the Option shall not be exercisable unless either (a) a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the Option Shares shall have become, and continues to be, effective; (b) the Grantee (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of exercising the Option, that he or she is acquiring the Option Shares for his or her own account, for investment and not with a view to or in connection with any distribution, (ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company, and
(iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the option shares; or (c) the Grantee shall have complied with any other applicable exemption requirement to registration under the Act. The Company shall use its best efforts to ensure that a registration statement has become and continues to be effective with respect to the offer and sale of the Option Shares to the Grantee.

Section 7. No Rights of a Shareholder

         Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any Option Shares, in whole or in part, prior to the date of exercise of the Option.

Section 8. Nontransferability of Option

         During the Grantee's lifetime, unless otherwise allowed by the Board of Directors of the Company pursuant to Section 6.3 of the Plan, the Option shall be exercisable only by the Grantee, and the Option shall not in any event be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution.

Section 9. Employment not Affected

         Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to his or her continued employment by the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company to terminate at will the Grantee's employment at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company.

Section 10. Amendment of Option

         The Option may be amended or modified at any time by the Company; provided, however, that the Grantee's consent to such amendment or modification shall be required unless the Board of Directors or the Compensation Committee of the Company determines that the amendment or modification, taking into account any related action, would not materially and adversely affect the Grantee.

Section 11. Notice

         (a) Any notices required or permitted hereunder shall be addressed to the Company at 30670 Bainbridge Road, Solon, Ohio 44139, Attention: Treasurer, or to the Grantee at the most current address of the Grantee appearing in the records of the Company, as the case may be.

         (b) Either the Company or the Grantee may, by notice to the other given in the manner provided in Section 11(a), change his, her or its address for future notice.

Section 12. Governing Law

         The validity, construction, interpretation and effect of this instrument shall be governed by and determined in accordance with the law of the State of Delaware, without regard to conflicts of law principles.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunder duly authorized and the Grantee has hereunto set his hand all as of the 12th day of June, 1998.

                                    BRIDGESTREET ACCOMMODATIONS, INC.


                                    By /s/ Paul M. Verrochi
                                       -------------------------------
                                      Its Chairman of the Board

                                    ACCEPTED:


                                            /s/ John Danneberg
                                    ----------------------------------
                                        John E. Danneberg, Grantee
                                     ---------------------------------